The Glenmede Fund, Inc.

Secured Options Portfolio (GLSOX)

(Institutional Shares)

Supplement dated September 23, 2016 to the

Secured Options Portfolio-Institutional Class

Prospectus (“Prospectus”) dated July 14, 2016

The sub-section entitled “Portfolio Holdings” of the section entitled “Additional Information About Investments” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Holdings

The Advisor may publicly disclose information concerning the securities held by the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. In addition, the Advisor may post the Portfolio’s month-end, top-ten portfolio holdings no earlier than ten calendar days after the end of each month, and/or the complete quarter-end portfolio holdings no earlier than ten calendar days after the end of each calendar quarter, on its website, www.glenmedeim.com. This information will generally remain available on the website at least until the Fund files with the SEC its annual/semi-annual shareholder report or quarterly portfolio holding report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

This Supplement should be retained with your

Prospectus for future reference.

The Glenmede Fund, Inc.

Secured Options Portfolio (GLSOX)

(Institutional Shares)

Supplement dated September 23, 2016 to the

Secured Options Portfolio-Institutional Class

Statement of Additional Information dated July 14, 2016

In the section entitled “Disclosure of Portfolio Holdings” on page 16 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

The Board has adopted a policy on selective disclosure of portfolio holdings (including, but not limited to, portfolio securities holdings, asset allocations, sector allocations, and other portfolio holdings statistics, collectively referred to herein as “portfolio holdings”). The policy provides that neither the Fund, nor its Advisor, sub-advisor, administrator, transfer agent nor distributor (“Fund Service Provider”) will disclose the Fund’s portfolio holdings to any person other than in accordance with the policy. Under the policy, neither the Fund, any Fund Service Provider, nor any of their affiliated persons may receive any compensation in any form, whether in cash or otherwise, in connection with the disclosure of portfolio holdings. A Fund Service Provider may provide portfolio holdings to third parties if such information has been included in the Fund’s public filings as required by the SEC or other filings, reports or disclosure documents as the SEC or other applicable regulatory authorities may require. The Advisor may post the following portfolio holdings on its website or any website maintained for the Fund or otherwise in a manner available to all shareholders: (1) no earlier than ten calendar days after the end of each month, the month-end top-ten portfolio holdings; and/or (2) no earlier than ten calendar days after the end of each calendar quarter, the complete quarter-end portfolio holdings. This information may then be separately provided to any person commencing the day after it is first published on the website. Such information shall remain available on the website at least until the Fund files with the SEC its annual/semiannual shareholder report or quarterly portfolio holdings report that includes such period.